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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2002

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-16295



          Delaware                                          75-2759650
--------------------------------                      ----------------------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                         Identification Number)

    777 Main Street, Suite 1400, Ft. Worth, Texas                  76102
 ------------------------------------------------------------    ---------
       (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code: (817) 877-9955


Item 4. Changes in Registrant's Certifying Accountant

                  On April 1, 2002, the Board of Directors of Encore Acquisition Company (the "Company") upon recommendation by its Audit Committee, approved the engagement of Ernst & Young LLP ("E & Y") as the Company's independent auditors for the fiscal year 2002, dismissing the firm of Arthur Andersen LLP ("Arthur Andersen" or "AA"). The determination to change independent auditors followed the Board of Director's decision to seek proposals from independent public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002.

                  The reports of Arthur Andersen on the Company's consolidated financial statements as of and for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                  In connection with the audits of the Company's consolidated financial statements as of and for the years ended December 31, 2001 and 2000 and the subsequent interim period preceding the decision to change independent auditors, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction would have caused them to make reference to the matter in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.



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                  The Company has requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated April 4, 2002 is attached as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 4, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ENCORE ACQUISITION COMPANY


Date: April 5, 2002                   By:          /s/  Morris B. Smith
                                         ---------------------------------------
                                         Morris B. Smith
                                         Chief Financial Officer, Treasurer,
                                         Executive Vice President and Principal
                                         Financial Officer


Date: April 5, 2002                   By:          /s/  Robert C. Reeves
                                         ---------------------------------------
                                         Robert C. Reeves
                                         Vice President, Controller and
                                         Principal Accounting Officer



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                                INDEX TO EXHIBITS


        EXHIBIT
        NUMBER                              DESCRIPTION
        ------                              -----------
         16.1    Letter from Arthur Andersen LLP to the Securities and Exchange
                 Commission dated April 4, 2002.